Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 September, 1999
           Series 1999-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      409,714.04
                                                                 ---------------
        (b)    Interest                                       $    2,915,995.92
                                                                 ---------------
        (c)    Total                                          $    3,325,709.96
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      277,951.19
                                                                 ---------------
        (b)    Interest                                       $    1,988,078.53
                                                                 ---------------
        (c)    Total                                          $    2,266,029.72
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      131,762.85
                                                                 ---------------
        (b)    Interest                                       $      927,917.39
                                                                 ---------------
        (c)    Total                                          $    1,059,680.24
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       59,619.08
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    1,224,473.61
                                                                 ---------------
        (b)    Interest                                       $        7,404.48
                                                                 ---------------
        (c)    Total                                          $    1,231,878.09
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  488,569,839.12
                                                                 ---------------

13.     Available Funds:                                      $    4,511,889.47
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       3,045.88
                                                                  --------------

18.      Total interest payments:                              $   2,818,082.74
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls     Interest
Class      Interest                                  Payable      Pay-out Rate
-----      --------         -------------------      -------      ------------
R     $              0.00   $              0.00   $         0.00  %0.000000000
PO    $              0.00   $              0.00   $         0.00  %0.000000000
A1    $        213,653.18   $              0.00   $   213,653.18  %6.500000007
A2    $         77,066.83   $              0.00   $    77,066.83  %6.388749911
A3    $        258,007.90   $              0.00   $   258,007.90  %6.499999923
A4    $         19,436.35   $              0.00   $    19,436.35  %5.754465557
A5    $         14,886.03   $              0.00   $    14,886.03  %7.000002351
A6    $         27,489.09   $              0.00   $    27,489.09  %6.999999151
A7    $         11,666.67   $              0.00   $    11,666.67  %7.000002000
A8    $        177,471.30   $              0.00   $   177,471.30  %7.500000166
A9    $        675,293.58   $              0.00   $   675,293.58  %5.999999988
A10   $        159,724.17   $              0.00   $   159,724.17  %6.750000150
A11   $        571,171.99   $              0.00   $   571,171.99  %7.000000033
A12   $        112,162.92   $              0.00   $   112,162.92  %6.500000193
A13   $         20,113.33   $              0.00   $    20,113.33  %6.999998840
A14   $              0.00   $              0.00   $         0.00  %0.000000000
A15   $         24,523.33   $              0.00   $    24,523.33  %6.999999049
A16   $          6,653.74   $              0.00   $     6,653.74  %6.999994740
A17   $        169,225.00   $              0.00   $   169,225.00  %6.000000000
S     $        164,909.26   $              0.00   $   164,909.26  %0.422489855
M     $         56,689.69   $              0.00   $    56,689.69  %6.499999611
B1    $         20,208.85   $              0.00   $    20,208.85  %6.499999696
B2    $         12,124.23   $              0.00   $    12,124.23  %6.500000536
B3    $         13,470.76   $              0.00   $    13,470.76  %6.499997748
B4    $          5,386.14   $              0.00   $     5,386.14  %6.499996651
B5    $          6,748.40   $              0.00   $     6,748.40  %6.500004808

20.      Principal Distribution Amount:                       $    1,693,806.73
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class R                  $                 0.00       $          0.00
        Class PO                 $               514.98       $          0.00
        Class A1                 $           289,612.99       $          0.00
        Class A2                 $                 0.00       $          0.00
        Class A3                 $            39,801.56       $          0.00
        Class A4                 $                 0.00       $          0.00
        Class A5                 $                 0.00       $          0.00
        Class A6                 $                 0.00       $          0.00
        Class A7                 $                 0.00       $          0.00
        Class A8                 $           118,122.93       $          0.00
        Class A9                 $           702,627.79       $          0.00
        Class A10                $           118,122.93       $          0.00
        Class A11                $           407,320.46       $          0.00
        Class A12                $                 0.00       $          0.00
        Class A13                $                 0.00       $          0.00
        Class A14                $                 0.00       $          0.00
        Class A15                $                 0.00       $          0.00
        Class A16                $                 0.00       $          0.00
        Class A17                $                 0.00       $          0.00
        Class S                  $                 0.00       $          0.00
        Class M                  $             8,745.23       $          0.00
        Class B1                 $             3,117.52       $          0.00
        Class B2                 $             1,870.34       $          0.00
        Class B3                 $             2,078.07       $          0.00
        Class B4                 $               830.89       $          0.00
        Class B5                 $             1,041.04       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                              $           0.00
                                                                  --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A2                 %              6.38874991
         Class  A4                 %              5.75446556

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    101,365.71
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $           N/A
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------

                                                Category A Category B Category C
 5.     Senior Percentage:           % 95.679586   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 6.     Group I Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 7.     Group II Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 8.     Senior Prepayment Percentage:
                                     %100.000000   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 11.    Junior Percentage:           %  4.320414
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Operations